Exhibit 99.1

ELECTRA AI and Iron Horse Acquisition II Corp. Announce Filing of Amendment to Registration Statement on Form S-4

Updated filing and investor presentation mark continued progress toward ELECTRA’s Nasdaq listing

BOSTON, MA, BOCA RATON, Fla. – Nov 10, 2026 – Electra Vehicles, Inc. (“ELECTRA AI” or “ELECTRA”), the AI Brain for Batteries™ platform, and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (“Iron Horse”) today announced the filing of Amendment No. 1 to the Registration Statement on Form S-4 (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with their previously announced proposed business combination (the “Business Combination”) pursuant to the Merger Agreement, dated as of April 21, 2026, as amended on May 14, 2026 (the “Merger Agreement”).

The Registration Statement reflects responses to comments received from the SEC staff and includes ELECTRA’s unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2026, along with updated information on ELECTRA’s business, market opportunity, and Business Combination.

In connection with the filing, ELECTRA and Iron Horse have also published an updated investor presentation, which was filed with the SEC on November 2, 2026 and is available on the SEC’s website at www.sec.gov and on ELECTRA’s investor relations website at https://www.electrabrain.ai/investors/. The updated presentation highlights the expanding battery intelligence market and additional commercial agreements closed since the prior filing.

Upon closing, the combined company is expected to operate as ELECTRA AI, Inc., and its shares of Class A common stock are expected to be listed on Nasdaq under the proposed ticker symbol “AIBR,” subject to approval of its listing application. The Business Combination is expected to close in the first quarter of 2027, subject to the Registration Statement being declared effective by the SEC, approval by Iron Horse’s shareholders and ELECTRA’s stockholders, and satisfaction or waiver of other customary closing conditions.

ELECTRA also announced that it has raised approximately $5 million in bridge financing to support its commercial execution across electric mobility, energy storage, and mission-critical battery systems as the parties work toward the closing of the Business Combination.

About ELECTRA AI

ELECTRA AI is a leading AI-driven cleantech and B2B software company, accelerating the world’s transition to electrification by unlocking the full potential of battery technology. ELECTRA AI builds the AI Brain for Batteries™ platform, a unified intelligence layer that enables battery systems to be monitored, optimized, and controlled across their full lifecycle. By combining Agentic AI, Physical AI, and Physics-informed Battery Modeling with Large Quantitative Models (LQMs), ELECTRA AI transforms batteries from passive hardware into intelligent, adaptive, and increasingly autonomous assets.

ELECTRA AI’s solutions are designed to serve major battery-powered sectors, including Energy Infrastructure (BESS for grid, renewables, and data centers), autonomous systems (robotics, humanoid, space assets), and e-mobility, with the goal of helping make electrification safer, more resilient, and more economically productive. ELECTRA AI was co-founded in 2015 by Fabrizio Martini, inspired by work conducted as a Principal Investigator on NASA projects.

ELECTRA AI has entered into the Merger Agreement with Iron Horse Acquisition II Corp. (Nasdaq: IRHO). Upon closing of the Business Combination, the combined company’s Class A common stock is expected to be listed on Nasdaq under the proposed ticker symbol “AIBR.” More information is available at https://www.electrabrain.ai/investors/.

About Iron Horse Acquisition II Corp.

Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (www.ironhorseacquisitions.com) is a special purpose acquisition company co-founded by CEO and Chairman Jose Antonio Bengochea and CFO Bill Caragol. Iron Horse completed its initial public offering in December 2025, raising gross proceeds of approximately $230 million. Iron Horse was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, with a particular focus on companies in the AI, media, and technology sectors.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements generally relate to future events or Iron Horse’s or ELECTRA’s future financial or operating performance. For example, statements regarding the anticipated timing of closing; the expected listing of the combined company’s Class A common stock on Nasdaq under the proposed ticker symbol “AIBR”; the use of proceeds of ELECTRA’s bridge financings; the battery intelligence market opportunity; ELECTRA’s commercial developments; expectations regarding the combined company’s business; and potential benefits of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and ELECTRA and their respective management teams, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against Iron Horse, ELECTRA, the combined company, or others following the announcement of the Business Combination; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Iron Horse or the stockholders of ELECTRA, or to satisfy other conditions to closing, including the minimum cash condition; (iv) the amount of redemption requests made by Iron Horse’s public shareholders; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to obtain or maintain the listing of the combined company’s securities on Nasdaq following the consummation of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of ELECTRA as a result of the announcement and consummation of the Business Combination; (viii) ELECTRA’s limited operating history, history of net losses, early stage of commercialization and dependence on a limited number of customers; (ix) the substantial doubt about each of ELECTRA’s and Iron Horse’s ability to continue as a going concern; (x) ELECTRA’s need for additional financing, and the terms of its outstanding indebtedness, including the obligation to repay its senior secured convertible notes in cash at a premium upon closing; (xi) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xii) costs related to the Business Combination; (xiii) changes in applicable laws or regulations; (xiv) the possibility that ELECTRA or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (xv) other risks and uncertainties described in the Registration Statement, including under the heading “Risk Factors,” and in Iron Horse’s other filings with the SEC. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor ELECTRA undertakes any duty to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES DESCRIBED HEREIN OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, Iron Horse and ELECTRA have filed the Registration Statement with the SEC, which includes a preliminary proxy statement/prospectus, and certain other related documents, to be used at the extraordinary general meeting of Iron Horse’s shareholders to approve the proposed Business Combination. After the Registration Statement is declared effective, Iron Horse will mail a definitive proxy statement/prospectus to its shareholders as of a record date to be established for voting on the proposed Business Combination and other proposals. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154.

Participants in the Solicitation

Iron Horse, ELECTRA, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse’s shareholders in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination are contained in the Registration Statement.

Media Contacts

ELECTRA AI

www.electrabrain.ai

Giovanni Rossi – grossi@electravehicles.com

IRON HORSE

www.ironhorseacquisitions.com

Bill Caragol – bill@ironhorseacquisition.com

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